UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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☐	Soliciting material Pursuant to §240.14a-12

Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

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Pershing Square Capital Management, L.P. and certain affiliates (“Pershing Square”) posted the following material to their Facebook page relating to Automatic Data Processing, Inc. (the “Company”):

ADP Ascending
Published by Global Strategy Group [?] 5 hrs
As long-term shareholders, we believe in ADP’s future potential. Find out how to support that vision today.
How to Vote I ADP Ascending
ADP has informed Broadridge that the record date for voting at the 2017 annual meeting is September 8, 2017. Review Gold Card Voting when available.
ADPASCENDING.COM

Pershing Square posted the following material to their Twitter page relating to the Company:

ADP Ascending
@ADPascending
Learn about our nominees for $ADP’s board:
Bill Ackman, Veronica Hagen, and V. Paul
Unruh
The Nominees ADP Ascending
Our nominees for the Board of ADP are Bill Ackman, Veronica M.
Hagen and v. Paul Unruh who will assist in achieving ADP’s
maximum potential.
adpascending.com
6:30AM - 18 Oct 2017
2 Retweets 4 Likes
2 4

ADP Ascending
@ADPascendmg
$ADP is falling behind its competition.
@BiiiAckman spoke w/@YahooFinance about
plan to set ADP on the right course
How Bill Ackman’s battle with ADP differs from his other activist campaigns
In his activist campaigns, Pershing Square Capital’s Bill Ackman typically tries to appeal to institutional investors. With ADP, he’ll nave to take a different approach.
finance.yahoo.com
10:00 AM • 18 Oct 2017
1

Pershing Square has placed the following advertisements on Twitter:

ADP Ascending
@ADPascending
Follow
Learn about our nominees for $ADP’s board:
Bill Ackman, Veronica Hagen, and V. Paul
Unruh
The Nominees I ADP Ascending
Our nominees for the Board of ADP are Bill Ackman, Veronica M.
Hagen and V. Paul Unruh who will assist in achieving ADP’s
maximum potential.
adpascending.com
6:30AM- 18 Oct 2017
2 Retweets 4 Likes 2 4

No Spacing;ADP Ascending
©ADPascend ing
Follow
Our fourth question for $ADP is out. Check it
out and remember to #VoteGOLD to help
ADP improve.
Your vote is important.
Vote the GOLD Proxy Card Today.
Question:
Competitors like Workday, Ultimate Software and Ceridian’s Dayforce have taken substantial market share at the expense of ADP, despite ADP spending significantly more on R&D. Why doesn’t ADP have a best-in-class product for the Enterprise market?
6:30AM -17 Oct 2017
6 Likes 6

ADP Ascending
@ADPascend ing
We want to help ADP improve customer
service, invest in tech and increase
efficiency. Help us and #VoteGOLD today
Follow
How to Vote GOLD for The Nominees for ADP’s Transform ... youtube.com
9:00AM- 17 Oct 2017
8 Likes
8